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                                                                   EXHIBIT 99(1)



                                     PROXY

                            PRIMADONNA RESORTS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               SPECIAL MEETING OF STOCKHOLDERS--FEBRUARY 23, 1999

  The undersigned hereby appoints Gary E. Primm and Robert E. Armstrong, and each of them, proxies with full power of substitution, for and in the name of the undersigned to vote all shares of Common Stock of Primadonna Resorts, Inc., a Nevada corporation (the "Company"), that the undersigned would be entitled to vote at the Company's 1999 Special Meeting of Stockholders to be held on February 23, 1999 (the "Meeting"), 10:00 AM, Local Time, at the Primm Valley Resort and Casino Conference Center, 31900 Las Vegas Boulevard South, Interstate 15 at the Southern California/Nevada border in Primm, Nevada, 89109, or at any and all adjournments and postponements thereof upon the matters set forth in the Notice of the Meeting as stated hereon, hereby revoking any proxy heretofore given.

  The undersigned acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement/Prospectus.

                 (Continued and to be SIGNED on the other side)


                 THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.

  Please mark your vote as indicated in this example: [X]

  1. Approval of the Agreement and Plan of Merger, dated as of December 2, 1998, by and among MGM Grand, Inc., MGM Grand Acquisition Corp. and the Company.

                         [_] FOR[_] AGAINST[_] ABSTAIN

  2. In their discretion on any other matter that may properly come before the special meeting, including any adjournments or postponements thereof.

                         [_] FOR[_] AGAINST[_] ABSTAIN

  THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1 AND 2 SET FORTH ABOVE.

                                                  Date: _______________________

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                                                            SIGNATURE

                                                  Date: _______________________

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                                                            SIGNATURE

                                                  NOTE: Please sign exactly as
                                                  name appears hereon. Joint
                                                  owners should each sign.
                                                  When signing as attorney,
                                                  executor, administrator,
                                                  trustee or guardian, please
                                                  give full title as such.